Horizon Kinetics Energy and Remediation ETF
Schedule of Investments
March 31, 2023 (Unaudited)
	Shares	Value
COMMON STOCKS — 93.3%
Chemical-Specialty — 1.8%
Ecolab, Inc.	264	$43,700

Diagnostic Equipment — 3.5%
Danaher Corp.	164	41,334
IDEXX Laboratories, Inc. (a)	84	42,007
		83,341
Electronic Measuring Instruments — 3.5%
Badger Meter, Inc.	352	42,881
Itron, Inc. (a)	736	40,811
		83,692
Engineering/R&D Services — 1.5%
Fluor Corp. (a)	1,144	35,361

Machinery & Equipment — 8.6%
Flowserve Corp.	1,196	40,664
Franklin Electric Co, Inc.	444	41,780
IDEX Corp.	184	42,509
Watts Water Technologies, Inc. - Class A	236	39,724
Xylem, Inc.	400	41,880
		206,557
Oil Company, Exploration & Production — 45.1%
Chesapeake Energy Corp.	1,140	86,685
ConocoPhillips	880	87,305
Denbury, Inc. (a)	1,120	98,145
Diamondback Energy, Inc.	680	91,916
EOG Resources, Inc.	776	88,953
EQT Corp.	2,964	94,581
Occidental Petroleum Corp.	1,524	95,143
Permian Basin Royalty Trust	3,808	92,915
Pioneer Natural Resources Co.	440	89,866
PrairieSky Royalty, Ltd. (b)	5,564	87,981
Sabine Royalty Trust	49	3,519
San Juan Basin Royalty Trust	246	2,588
Suncor Energy, Inc. (b)	2,772	86,071
Texas Pacific Land Corp.	48	81,649
		1,087,317
Oil-Field Services — 18.1%
Calfrac Well Services, Ltd. (a)(b)	9,548	28,714
CES Energy Solutions Corp. (a)(b)	19,764	39,138
Enerflex, Ltd. (b)	6,660	39,694
Liberty Energy, Inc.	2,772	35,509
Oil States International, Inc. (a)	9,040	75,303
Schlumberger, Ltd. (b)	1,692	83,077
Secure Energy Services, Inc. (a)(b)	6,964	32,470
STEP Energy Services, Ltd.(b)	13,280	32,971
TETRA Technologies, Inc. (a)	10,880	28,832
Trican Well Service, Ltd. (b)	17,932	40,810
		436,518
Pipelines — 7.7%
Cheniere Energy, Inc.	628	98,973
The Williams Cos., Inc.	2,924	87,311
		186,284
Water Treatment Systems — 3.6%
Energy Recovery, Inc. (a)	1,952	44,994
Pentair PLC (b)	756	41,784
		86,778
TOTAL COMMON STOCKS (Cost $2,313,004)		2,249,548

SHORT TERM INVESTMENTS — 6.6%
Deposit Accounts — 6.6%
U.S. Bank Money Market Deposit Account, 2.15% (c)	158,672	158,672
TOTAL SHORT TERM INVESTMENTS (Cost $158,672)		158,672

TOTAL INVESTMENTS (Cost $2,471,676) — 99.9%		2,408,220
Other assets and liabilities, net — 0.1%		1,880
NET ASSETS — 100.0%		$2,410,100

Percentages are stated as a percent of net assets.

PLC	Public Limited Company
(a)	Non-income producing security.
(b)	Foreign issued security, or represents a foreign issued security.
(c)	The rate shown is the seven-day yield at period end.

	COUNTRY	Percentage of Net Assets
	United States	72.1%
	Canada	16.1%	*
	Curacao	3.4%
	Ireland	1.7%
	Total Country	93.3%
	SHORT-TERM INVESTMENTS	6.6%
	TOTAL INVESTMENTS	99.9%
	Other assets and liabilities, net	0.1%
	NET ASSETS	100.0%

*	To the extent the Fund invests more heavily in particular countries, its performance will be especially sensitive to developments that significantly affect those countries.

Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels.
Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs
(including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The Fund did not hold any investments during the period with significant unobservable inputs which would be classified as Level 3.

The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of March 31, 2023:

	Level 1	Level 2	Level 3	Total
Investments - Assets:
Common Stocks*	$2,249,548	$-	$-	$2,249,548
Deposit Accounts	158,672	-	-	158,672
Total Investments - Assets	$2,408,220	$-	$-	$2,408,220

* See the Schedule of Investments for industry classifications.